1©2024 Arch Capital Group Ltd. All rights reserved. 1©2024 Arch Capital Group Ltd. All rights reserved. Arch to Acquire Allianz's U.S. Commercial Middle Market and Entertainment Business April 5, 2024 Exhibit 99.2

2©2024 Arch Capital Group Ltd. All rights reserved. 2 Informational Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward−looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries ("Arch", or the "Company") may include forward−looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward−looking statements. Forward−looking statements can generally be identified by the use of forward−looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward−looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward- looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve its ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man- made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses the Company has acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance manage to our gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in our filings with the U.S. Securities and Exchange Commission (“SEC”). The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise. This presentation may contain non-GAAP financial measures as defined by Regulation G of the rules of the SEC. Arch believes these non-GAAP measures provide users of its financial information meaningful and useful insight in evaluating the performance of the Company. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures. Additional information about non-GAAP measures can also be found in the Current Report on Form 8-K furnished to the SEC by the Company in connection with its most recent earnings press release and the Company's website: www.archgroup.com. From time to time, the Company posts additional financial information and presentations to its website, including information with respect to its subsidiaries, and investors and other recipients of this information are encouraged to check the website.

3©2024 Arch Capital Group Ltd. All rights reserved. 3 Transaction Highlights Transaction enhances Arch’s growth strategy in key insurance markets where underwriting expertise is a competitive advantage. Acquisition accelerates build-out of Arch Insurance’s U.S. middle market segment with a scalable platform that wrote $1.7B of GPW in 2023.1 In addition to scale, acquired business adds valuable distribution relationships with a broad group of retail brokers, in-house claims management capabilities, and strong underwriting expertise in Retail Property.2 $450M cash consideration to be paid at closing. Second stage could include a legal entity purchase of the Fireman’s Fund Insurance Companies, which is contingent upon the completion of a legal separation from Allianz legal entities, with out-of-scope (all 2015 and prior) liabilities remaining with Allianz. 3 Priced to achieve attractive transaction IRR and to be accretive to EPS and ROE beginning in 2025.4 Arch to remain well capitalized pro forma after transaction.5

4©2024 Arch Capital Group Ltd. All rights reserved. 4 Overview of Acquired Business (1/2) Business Overview  Scaled Middle Market, Programs and Entertainment commercial business written out of Fireman’s Fund Insurance Company and subsidiaries1.  Provides admitted P&C coverages to middle market companies and specialized coverages to the entertainment sector for 30K+ accounts in all 50 states.  Business adds historically strong relationships with a broad group of retail brokers, in-house claims management capabilities, underwriting expertise in Retail Property and scalable platform for middle market business.  Multiyear underwriting and operational transformation program launched under Allianz ownership in 2017 has reshaped the book and improved performance.  Arch expects to further enhance underwriting and claims management of the business through deployment of best- in-class analytics and customer-centric capabilities, and expansion in adjacent business lines. Geographic Distribution 0 10 25 250+50 GPW ($M) 1 Includes Fireman’s Fund Insurance Co. subsidiaries: American Automobile Insurance Co., Chicago Insurance Co., Interstate Fire & Casualty Co., and National Surety Co.

Overview of Acquired Business (2/2)

Pro-Forma Business Mix[1]



Arch
2023 GPW:
$7.9B
22 %
19 %
12 %
11 %
9 %
7 %
4 %
16 %
13 %
Acquired
Business
2023 GPW:
$1.7B
87 %
Total
2023 GPW:
$9.6B
16%
2 %
18 %
16 %
10 %
9 %
7 %
6 %
3 %
13 %
Construction & National Accounts
E&S Casualty
Travel, Accident & Health
Warranty & Lenders Solutions
Other
MidCorp
Entertainment
Professional Liability
Property, Energy, Marine, Aviation
Programs

[1] *Arch GPW contribution represents Insurance segment only.*

Business Segments

Allianz U.S. MidCorp	Middle Market including package capabilities	▪ Provides standard commercial insurance products for mid-sized businesses. ▪ Key lines include Commercial Property, General Liability and Commercial Auto, including package capabilities. ▪ 3,500+ clients with average account size of $170K distributed through retail brokers.
	Programs	▪ MGA distributed commercial insurance for small and mid-sized businesses. ▪ Key lines include General Liability, Commercial Property and Inland Marine. ▪ 30+ programs run through various MGA partners.
	Umbrella & Excess	▪ Focused on admitted monoline liability placements for mid-sized businesses. ▪ Distributed through regional, national and global retail, as well as wholesale brokers.
Entertainment		▪ Production coverage (film/TV) for studios and independent productions, and live entertainment coverage (shell and touring, theatre, concerts, festivals, event promoters).

Arch

©2024 Arch Capital Group Ltd. All rights reserved.

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6©2024 Arch Capital Group Ltd. All rights reserved. 6 Key Transaction Terms 1 Subsequent to closing, Allianz may pursue a legal entity separation with Arch acquiring entities only containing in-scope business upon completion of separation; acquisition is not contingent on the separation and separate regulatory approvals will be required. Transaction1  Arch to acquire Allianz MidCorp and Entertainment business (Fireman’s Fund Insurance) through a series of transactions.  Approximately $2B of existing loss reserves associated with the business are expected to be transferred at close and will be reinsured to Arch Reinsurance Ltd. – Covers losses occurring after 1/1/16 for business written through 2023.  Fireman’s Fund entities will front for Arch Insurance Company during a transition period starting in 2024 while Arch prepares to write this business on its own paper and platform.  Fireman’s Fund Insurance Company legal entities to be purchased by Arch subject to regulatory approvals of a legal entity separation from Allianz, with out-of-scope (all 2015 and prior) liabilities remaining with Allianz.  Approximately 500 employees supporting the business, including underwriting and claims professionals, are expected to become Arch employees. Deal Value  Total transaction value of $1.8B, consisting of: – Cash consideration paid to seller of $450M. – Estimated capital to support the business of approximately $1.4B.  The ultimate purchase price for the legal entities is not expected to materially impact Arch’s view of the IRR or earnings accretion of the transactions. Financial Impact  Transaction is expected to be modestly accretive to EPS and ROE in 2025. – Arch expects annual, incremental earned premiums of approximately $1.4B. – Combined Ratio (CR) and expenses will be higher in the near term as we invest to integrate the business into Arch. – Post-integration, the business is expected to run at a long-term target of low 90s CR.  Over long term, acquisition is expected to generate an attractive IRR and ROE. Financing  Transaction will be funded 100% with cash. Approvals and Timing  Expected to close in the second half of 2024.

Transaction Structure

Transaction structured as an asset purchase to ensure transfer of in-scope business only.


Allianz SE
Arch Capital Group Ltd.
1
Operations
Allianz Global Risks US Insurance Co.
Arch Reinsurance Ltd.
Arch Insurance Co.
2
LPT Agreement
3
Fronting Agreement
Fireman's Fund Insurance Co.1
In-Scope Entities
1
Operations

1. Arch to acquire Allianz MidCorp and Entertainment business through an asset purchase.
   - The transaction includes intellectual property and in-force business of Allianz MidCorp and Entertainment, from Fireman's Fund Insurance Co. and its subsidiaries.
2. The transaction contemplates a Loss Portfolio Transfer (LPT) for the in-scope business where losses occurring after 1/1/2016 for business written through 2023 is ceded to Arch Reinsurance Ltd.
3. Arch Insurance Company will also enter into a fronting agreement with the Fireman's Fund Co. starting in 2024 while Arch prepares to write this business on its own paper and platform.

[1] Includes Fireman's Fund Insurance Co. subsidiaries: American Automobile Insurance Co., Chicago Insurance Co., Interstate Fire & Casualty Co., and National Surety Co.

©2024 Arch Capital Group Ltd. All rights reserved.

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8©2024 Arch Capital Group Ltd. All rights reserved. 8 Contact François Morin Chief Financial Officer and Treasurer 441 278 9250 fmorin@archgroup.com Vinay Misquith Senior Vice President, Financial Services 914 872 3666 VMisquith@archgroup.com Investor Inquiries: